UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): November 30, 2020

MOSAIC IMMUNOENGINEERING INC.

(Exact Name of Registrant as Specified in Charter)

Delaware	0-22182	84-1070278
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1537 South Novato Blvd, #5

Novato, California 94947

(Address of Principal Executive Offices, and Zip Code)

(657) 208-0890

Registrant’s Telephone Number, Including Area Code

Patriot Scientific Corporation

2038 Corte Del Nogal, Suite 141

Carlsbad, California 92011

(Former Name or Former Address, if Changed Since Last Report)

Securities registered pursuant to Section 12(b) of the Act:

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communication pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communication pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
None	None	None

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 3.03	Material Modification to Rights of Security Holders.

To the extent required by Item 3.03 of Form 8-K, the information regarding the Reverse Stock Split and Authorized Share Reduction (as defined herein) contained in Item 5.03 of this Current Report on Form 8-K is incorporated by reference herein.

Item 5.03.	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

As previously disclosed in the Definitive Information Statement of Schedule 14C filed on November 2, 2020 (“Information Statement”) with the Securities and Exchange Commission, our Board of Directors (the “Board”) unanimously approved the Name Change, Reverse Stock Split, and Authorized Share Reduction, among other items as defined in the Information Statement (“Corporate Actions”) on October 21, 2020. On October 22, 2020, the majority shareholders, representing 80% of the outstanding voting power of the Company (the “Majority Stockholders”), executed the written consent of the Majority Stockholders approving the Corporate Actions.

On November 30, 2020, Mosaic ImmunoEngineering Inc. (formerly known as Patriot Scientific Corporation) (the “Company”) filed its Amended and Restated Articles of Incorporation (the “Amended and Restated Certificate”) with the Secretary of State of the State of Delaware, a copy of which is attached hereto as Exhibit 3.1 and is incorporated herein by reference, to give effect to the Name Change, Reverse Stock Split, Authorized Share Reduction (as defined herein), among other items, as defined in the Amended and Restated Certificate.

In connection with the Financial Industry Regulatory Authority's ("FINRA") Rule 6490 and Rule 10b-17 of the United States Securities Exchange Act of 1934, as amended, on November 23, 2020, the Company submitted an issuer company-related action notification form to FINRA notifying FINRA of the Corporate Actions, and request for a new ticker symbol. On December 1, 2020, FINRA notified the Company that it had received all necessary documentation to process the Corporate Actions and issued a new ticker symbol, CPMV, to the Company.

Name Change

Effective November 30, 2020 at 5:30 pm Eastern Time, Patriot Scientific Corporation changed its corporate name to Mosaic ImmunoEngineering Inc. (the “Name Change”) in conjunction with filing the Amended and Restated Certificate.

The purpose of the Name Change was to align the Company’s corporate name with its new strategic direction to develop novel immunostimulatory products by utilizing the cowpea Mosaic virus and bridging Immunology and Engineering to treat and prevent cancer and infectious diseases.

The Name Change will affect all holders of our common stock, Series A Convertible Voting Preferred Stock (“Series A Preferred”), and Series B Convertible Voting Preferred Stock (“Series B Preferred”) uniformly. The Name Change is not intended to, and will not, affect any stockholder’s percentage ownership interest in the Company. In addition, the Name Change will not change the terms of any class of our capital stock.

In connection with the Name Change and Reverse Stock Split, the CUSIP number of our common stock will change to 61945M101.

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Reverse Stock Split

On November 30, 2020, the Company filed its Amended and Restated Certificate to effect the Reverse Stock Split anticipated on or about December 2, 2020 (“Effective Date”). Pursuant to the Information Statement, every 500 outstanding shares of common stock, which are outstanding on the anticipated effective date of December 2, 2020, will be combined into and automatically become one (1) outstanding share of common stock of the Company without increasing or decreasing the par value of each share of common stock (the “Reverse Stock Split”). No fractional share will be issued in connection with the foregoing combination of the shares pursuant to the Reverse Stock Split. Instead, the Company will issue to the Company’s stockholders holding a fractional share of common stock one additional share of common stock for each fractional share. Each stockholder’s percentage ownership interest in the Company and proportional voting power remains virtually unchanged as a result of the Reverse Stock Split, except for minor changes and adjustments that will result from rounding fractional shares into whole shares. The rights and privileges of the holders of shares of common stock will be substantially unaffected by the Reverse Stock Split.

Our common stock is quoted on the OTC Markets Pink tier under the symbol "PTSC."  On the Effective Date of the Reverse Stock Split, our common stock will be quoted on the OTC Markets Pink tier on a post-split basis under the symbol “PTSCD” for 20 business days, after which time the symbol will change to our new trading symbol, CPMV.

Immediately prior to the Effective Date of the Reverse Stock Split, there were 401,392,948 shares of our common stock, 630,000 shares of Series A Preferred, and 70,000 shares of Series B Preferred, issued and outstanding. Immediately prior to the Effective Date of the Reverse Stock Split, each share of the Series A Preferred shall convert into 5,097.053 shares of common stock of the Company and each share of the Series B Preferred shall convert into 5,734.185 shares of common stock of the Company. On a fully diluted, as-converted basis, the Company had 4,013,929,288 shares of common stock outstanding immediately prior to the Effective Date of the Reverse Stock Split. The following table reflects the changes in our capital structure, including the assumed conversion of Series A Preferred and Series B Preferred, following the Reverse Stock Split (before any adjustments for the issuance of fractional shares related to shares of common stock issued and outstanding):

Reverse Stock Split Ratio	Shares of Common Stock Issued and Outstanding	Series A Preferred (1)	Shares of Common Stock to Be Issued Upon Conversion of Series A Preferred (1)	Series B Preferred (2)	Shares of Common Stock to Be Issued Upon Conversion of Series B Preferred (2)	Fully Diluted Shares of Common Stock Outstanding, on an as-converted basis

No split (Pre Reverse Stock Split)	401,392,948	630,000	3,211,143,390	70,000	401,392,950	4,013,929,288

500-for-1 (Post Reverse Stock Split)	802,786	630,000	6,422,290	70,000	802,786	8,027,859

_________________

(1)	On a Post Reverse Stock Split basis, each share of the Series A Preferred shall convert into 10.194106 shares of common stock of the Company and possess full voting rights, as defined in the Series A Certificate of Designations.

(2)	On a Post Reverse Stock Split basis, each share of the Series B Preferred shall convert into 11.46837 shares of common stock of the Company, possess full voting rights and includes certain anti-dilution rights as defined in the Series B Certificate of Designations.

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Authorized Share Reduction

The Authorized Share Reduction was previously approved by the Board and the Majority Shareholders on October 21, 2020 and October 22, 2020, respectively. In connection with the Reverse Stock Split, the number of authorized shares of common stock was reduced from 600,000,000 shares to 100,000,000 shares (“Authorized Share Reduction”). The Authorized Share Reduction was effective as of 5:30 p.m. Eastern Time on November 30, 2020 in conjunction with filing the Amended and Restated Certificate.

The Reverse Stock Split does not affect the Company’s authorized preferred stock. After the Reverse Stock Split, the Company’s authorized preferred stock of 5,000,000 shares remained unchanged. Additionally, the Reverse Stock Split will not affect the par value of the preferred stock, or previously designated series of preferred stock, except to affect, where applicable, the conversion number and voting rights of such preferred stock.

Non-Certificated Shares; Certificated Shares

Stockholders who are holding their shares in electronic form at a brokerage firm, bank or other nominee will automatically have their positions adjusted to reflect the Reverse Stock Split.

Stockholders holding paper certificates may (but are not required to) send the certificates to the Company’s transfer agent at the address given below. The transfer agent will issue a new share certificate reflecting the Name Change and terms of the Reverse Stock Split to each requesting stockholder.

Issuer Direct Corporation

1981 Murray Holladay Rd., Suite 100

Salt Lake City, UT 84117

Tel: +1.800.272.9294

Fax: +1.801.277.3147

Please contact Issuer Direct Corporation for further information, related costs, and procedures before sending any certificates.

The information set forth herein does not purport to be complete and is qualified in its entirety by reference to (i) the full text of the Amended and Restated Certificate, which is filed as Exhibit 3.1 hereto, (ii) the full text of the Amended and Restated Bylaws, which is filed as Exhibit 3.2 hereto and (ii) the relevant portions of the Company’s Definitive Information Statement on Schedule 14C, which was filed with the Securities and Exchange Commission on November 2, 2020 and mailed the Company’s stockholders on or about November 4, 2020, each of which is incorporated herein by reference.

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Item 8.01.	Other Events.

On December 1, 2020, the Company issued a press release announcing the Corporate Actions and new trading symbol. A copy of the press release is attached as Exhibit 10.1 hereto.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits

3.1	Amended and Restated Articles of Incorporation of Mosaic ImmunoEngineering Inc.
3.2	Amended and Restated Bylaws of Mosaic ImmunoEngineering Inc.
4.1	Specimen of Common Stock Certificate of Mosaic ImmunoEngineering Inc.
10.1	Press release dated December 1, 2020

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Mosaic ImmunoEngineering Inc.

Date: December 1, 2020	By: /s/ Steven King
Steven King,
President and Chief Executive Officer, Director

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